SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

                             [Amendment No. _____]

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]


Check the appropriate box:

[_] Preliminary Proxy Statement     [_] Confidential, for Use of the Commission
                                        Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12


                              Derma Sciences, Inc.
    ------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

    (2) Aggregate number of securities to which transaction applies:

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    (4) Proposed maximum aggregate value of transaction:

    (5) Total fee paid:

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange  Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

    (2) Form, Schedule or Registration Statement No.:

    (3) Filing Party:

    (4) Date Filed:

                                [GRAPHIC OMITTED]


                              DERMA SCIENCES, INC.







                            NOTICE OF SPECIAL MEETING

                                       and

                                 PROXY STATEMENT






                         Special Meeting of Shareholders

                               214 Carnegie Center
                                    Suite 100
                              Princeton, New Jersey

                                September 9, 1998

                              DERMA SCIENCES, INC.
                         214 Carnegie Center, Suite 100
                               Princeton, NJ 08540
                                 (800) 825-4325

                _________________________________________________

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                                September 9, 1998
               __________________________________________________


To the Shareholders:

        A Special Meeting of Shareholders of Derma Sciences, Inc. will be held on September 9, 1998, at 10:30 a.m., at the principal offices of the Company, 214 Carnegie Center, Suite 100, Princeton, New Jersey, for the following purposes:

        1.      To  consider   amendment  of  the   Articles  of   Incorporation
                authorizing creation of additional shares of preferred stock;

        2. To consider issuance of up to 3,333,400 shares of the Company's series B convertible preferred stock in connection with the Company's private sale of $4,000,000 in aggregate principal amount of convertible debentures;

        3. To transact such other business as may properly come before the meeting and all adjournments thereof.

        Only shareholders of record at the close of business on August 3, 1998, the record date and time fixed by the Board of Directors, are entitled to notice of, and to vote at, the meeting.

        The Board of Directors unanimously recommends that shareholders vote "FOR" amendment of the Articles of Incorporation authorizing creation of additional shares of preferred stock and "FOR" issuance of up to 3,333,400 shares of series B convertible preferred stock.

        You are cordially invited to attend the meeting. Whether or not you plan to attend personally, and regardless of the number of shares you own, it is important that your shares be represented. Accordingly, WE URGE YOU TO COMPLETE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED. If you attend the meeting and wish to vote in person, you may withdraw your proxy at that time.

                                          By Order of the Board of Directors,

                                          EDWARD J. QUILTY
                                          Chairman

                              DERMA SCIENCES, INC.
                         214 CARNEGIE CENTER, SUITE 100
                           PRINCETON, NEW JERSEY 08540
                                 (800) 825-4325

                    ----------------------------------------

                                 PROXY STATEMENT
                    ----------------------------------------


         This statement is furnished by the Board of Directors of Derma Sciences, Inc. (the "Company") in connection with the Board's solicitation of proxies for use at a Special Meeting of Shareholders (the "Meeting") to be held at 10:30 a.m. on Wednesday, September 9, 1998, at the principal offices of the Company at 214 Carnegie Center, Suite 100, Princeton, New Jersey, and at any adjournments thereof. The purpose of the Meeting and the matters to be acted upon are set forth in the accompanying Notice of Special Meeting of Shareholders.

         If the accompanying form of Proxy is executed properly and returned, shares represented by it will be voted at the Meeting in accordance with the instructions on the Proxy. However, if no instructions are specified, shares will be voted for the amendment to the Company's articles of incorporation authorizing additional shares of preferred stock and for the issuance of up to 3,333,400 shares of the Company's Series B Convertible Preferred Stock ("Series B Preferred Stock") in connection with the Company's private sale of $4,000,000 in aggregate principal amount of convertible debentures. The Board knows of no matters which are to be presented for consideration at the Meeting other than those specifically described herein and in the Notice of Special Meeting of Shareholders. However, if other matters are properly presented, it is the intention of the persons designated as proxies to vote on them in accordance with their judgment.

         A Proxy may be revoked at any time prior to the time it is voted by written notice to the Secretary of the Company at the above address or by delivery of a proxy bearing a later date. Any shareholder may attend the Meeting and vote in person whether or not a Proxy was previously submitted.

         The close of business on August 3, 1998, has been fixed as the record date (the "Record Date") for the determination of shareholders entitled to notice of, and to vote at, the Meeting. On the Record Date, the Company had 4,580,132 shares of Common Stock, par value $.01 per share ("Common Stock"), and 1,737,500 shares of Series A Convertible Preferred Stock ("Series A Preferred Stock") outstanding and entitled to vote. Holders of Common Stock and Series A Preferred Stock will each vote as a class with respect to both the amendment of the Company's Articles of Incorporation authorizing additional shares of preferred stock and the issuance of up to 3,333,400 shares of the Company's Series B Preferred Stock. Each share of Common Stock and Series A Preferred Stock held of record will be entitled to one vote at the Meeting. A quorum for the conduct of business at the Meeting or adjournments thereof will consist of a majority of the shares of each of the Company's Common Stock and Series A Preferred Stock issued and outstanding at the close of business on the Record Date.

         It is expected that the Notice of Special Meeting, Proxy Statement and form of Proxy will first be mailed to shareholders on or about August 15, 1998.

         The expense of solicitation will be borne by the Company. The solicitation of Proxies will be largely by mail, but may include telephonic, telegraphic or oral communications by officers or other representatives of the

Company. The Company will also reimburse brokers or other persons holding shares in their names or in the names of their nominees for the reasonable out-of-pocket expenses in forwarding Proxies and proxy materials to the beneficial owners of such shares.


         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The  following   table  sets  forth  as  of  the  Record  Date  certain
information  regarding  the  current  beneficial  ownership  of  shares  of  the
Company's Common Stock by: (i) each person known by the Company to own beneficially more than 5% of the outstanding shares of Common Stock, (ii) each director of the Company, (iii) each officer of the Company, and (iv) all directors and officers of the Company as a group:

                                                                 NUMBER OF SHARES                 PERCENT
             NAME AND ADDRESS OF BENEFICIAL OWNER (1)         BENEFICIALLY OWNED(14)      BENEFICIALLY OWNED(15)

Hambrecht & Quist California (2)..........................            1,225,000                    21.15%
Srini Conjeevaram (3).....................................            1,010,000                    18.96%
Mary G. Clark, RN ........................................              775,474                    16.98%
Aries Funds (4)...........................................              750,000                    14.10%
Edward J. Quilty (5)......................................              670,500                    13.34%
Redwood Asset Management (6)..............................              500,000                     9.87%
John T. Borthwick (7).....................................              339,414                     7.30%
First Taiwan Investment Holding, Inc. (8).................              248,000                     5.43%
Charles F. Caudell, III (9) ..............................              160,000                     3.41%
Richard S. Mink (9) ......................................              157,500                     3.36%
Stephen T. Wills, CPA (10)................................              134,166                     2.88%
Laurence F. Lane (11).....................................               24,000                     (*)
Timothy J. Patrick (12)...................................               10,000                     (*)
All directors and officers as a group (8 persons) (13) ...            2,505,580                    40.14%
--------------

(*)   Less than one percent
(1) Except as otherwise noted, the address of each of the persons listed is 214 Carnegie Center, Suite 100, Princeton, New Jersey 08540.
(2) Hambrecht & Quist California can be reached at: One Bush Street, San Francisco, California 94104. Ownership consists of 612,500 shares of Series A Convertible Preferred Stock ("Series A Preferred Stock") and 612,500 warrants to purchase Common Stock exercisable at $0.90 per share ("Warrants").
(3) Srini Conjeevaram is a general partner of the Galen III Partnerships. He and the Galen III Partnerships can be reached at: 610 Fifth Avenue, Fifth Floor, New York, New York 10020. Includes shares owned by Galen Partners III, L.P., Galen Partners International III, L.P. and Galen Employee Fund III, L.P. Galen's Ownership consists of 250,000 shares of Common Stock, 375,000 shares of Series A Preferred Stock and 375,000 Warrants. Mr. Conjeevaram also has 10,000 shares subject to options currently exercisable. No additional shares subject to options will become exercisable within 60 days of the Record Date.
(4) The Aries Funds can be reached at: Paramount Capital, Inc., The Aries Fund, 787 Seventh Avenue, 48th Floor, New York, New York 10019. Includes shares owned by The Aries Fund, A Cayman Islands Trust and Aries Domestic Fund, L.P. Ownership consists of 375,000 shares of Series A Preferred Stock and 375,000 Warrants.
(5)   Includes  460,000  shares  subject  to  options  and  Warrants   currently
      exercisable. No additional shares subject to options will become exercisable within 60 days of the Record Date.
(6) Redwood Asset Management can be reached at: Ovre Ullorn Terrasse 32, 0358 Oslo, Norway. Ownership consists of 250,000 shares of Series A Preferred Stock and 250,000 Warrants.
(7) Includes 80,000 shares subject to options currently exercisable. No additional shares subject to options will become exercisable within 60 days of the Record Date.
(8)   First Taiwan  Investment  Holding,  Inc.  can  be  reached at: 15/F,  563,
      Chung Hsiao,  East Road,  Section 4 Taipei, Taiwan R.O.C.

(9)   Includes  126,250  shares  subject  to  options  and  Warrants   currently
      exercisable. No additional shares subject to options will become exercisable within 60 days of the Record Date.
(10) Includes 86,083 shares subject to options and Warrants currently exercisable and 9,333 shares subject to options that will become exercisable within 60 days of the Record Date.
(11) Includes 16,000 shares subject to options currently exercisable. No additional shares subject to options will become exercisable within 60 days of the Record Date.
(12) Includes 10,000 shares subject to options currently exercisable. No additional shares subject to options will become exercisable within 60 days of the Record Date.
(13) Includes 1,673,916 shares subject to options, Series A Preferred Stock conversion capability and Warrants currently exercisable and exercisable within 60 days of the Record Date by directors and officers of the Company.
(14) Number of shares does not include shares acquired through the July 8, 1998 private placement described in Proposal 2.
(15) The percent beneficially owned by each entity or individual assumes the exercise of all exercisable options (including those that would be exercisable within 60 days of the Record Date), conversion of all Series A Preferred Stock into Common Stock and the exercise of all Warrants owned by such entity or individual.


               PROPOSAL 1 - AMENDMENT OF ARTICLES OF INCORPORATION
          TO AUTHORIZE CREATION OF ADDITIONAL SHARES OF PREFERRED STOCK

AMENDMENT OF ARTICLES OF INCORPORATION

         The Board of Directors of the Company has approved the amendment of the Company's Articles of Incorporation (the "Amendment") to authorize the creation of 10,000,000 additional shares of preferred stock. The Amendment will become effective upon the affirmative vote of a majority of the votes cast by holders of each of the Company's Common Stock and Series A Preferred Stock, voting separately, at the Meeting or adjournments thereof.

         The additional shares of preferred stock that would become available for issuance if the Amendment is approved could be issued for any proper corporate purpose, as determined by the Board of Directors, at any time without further shareholder approval, subject to applicable law and the rules of The Nasdaq SmallCap Market ("Nasdaq") on which the Common Stock is quoted. Shareholders will not have preemptive rights to subscribe for shares of Common Stock or preferred stock unless the Company grants such rights at the time of issue. The Company currently has no plans to issue any of the shares of the newly created preferred stock other than in the amount described below relative to its private financing.

DISSENTERS' RIGHTS

         Under Pennsylvania law, shareholders are not entitled to dissenters' rights of appraisal with respect to the proposed amendment to the Articles of Incorporation of the Company to authorize additional shares of preferred stock.

AUTHORIZATION OF SERIES B PREFERRED STOCK

         It is contemplated that the Series B Preferred Stock will be authorized pursuant to the following procedure: (1) the Company's Articles of Incorporation will be amended to authorize the creation of 10,000,000 additional shares of preferred stock ("Preferred Stock Amendment") with such designations, voting rights, preferences, limitations and special rights as the Board of Directors of the Company may direct, and (2) the Board of Directors will adopt, and file with the Department of State of the Commonwealth of Pennsylvania, a certificate of designations, voting powers, preferences and rights ("Certificate of Preferences and Rights") creating up to 3,333,400 shares of Series B Preferred Stock.

SERIES B PREFERRED STOCK RIGHTS AND PREFERENCES

         The Series B Preferred Stock will have designations, voting rights, preferences, limitations and special rights identical to those of the Company's Series A Preferred Stock (with the exception of liquidation rights as discussed below). If the proposal is approved by the shareholders, the Board of Directors of the Company intends to create and authorize issuance of up to 3,333,400 shares of Series B Preferred Stock with the rights and preferences summarized below.

Voting Rights

         The Series B Preferred Stock will have the same voting rights as the Common Stock and Series A Preferred Stock of the Company, i.e. one vote per share. The Series B Preferred Stock, Series A Preferred Stock and the Common Stock will vote as one class with respect to all transactions which do not affect the designations, voting powers, preferences and rights of the Series A or Series B Preferred Stock. The Company may not enter into certain transactions without the consent of the holders of the Series A or Series B Preferred Stock each voting as a class. Such transactions include: (1) the purchase, redemption or other acquisition of any shares of any class of the Company's outstanding stock; (2) the issuance of any class of securities with dividend or liquidation rights greater than or equal to the Series A or Series B Preferred Stock; (3) the amendment or alteration of the rights attributable to the Common Stock; (4) an increase in the authorized number of shares of the Series A or Series B Preferred Stock; (5) the liquidation, acquisition, merger or sale of the Company or the sale of substantially all of its assets; (6) a change of the principal business of the Company; or (7) the repurchase of Common Stock other than from the Company's employees.

Conversion Rights

         Each share of the Series B Preferred Stock will be convertible, at the option of the holder thereof, into one fully paid and non-assessable share of Common Stock.

Liquidation Rights

         Holders of Series B Preferred Stock will be entitled to receive a liquidation preference of $1.20 per share (in contrast to holders of Series A Preferred Stock who are entitled to receive a liquidation preference of $0.80 per share) together with accrued and unpaid dividends, if any, payable thereon. If, upon liquidation, dissolution or winding-up of the Company, there are insufficient funds to pay the holders of the Series A and Series B Preferred Stock the aforesaid liquidation preference, then these holders will share ratably in the distribution of the Company's assets in proportion to the amounts that would have been payable had assets been sufficient to pay in full all such amounts.

Dividend and Preemptive Rights

         Holders of the Series B Preferred Stock will not be entitled to any dividend preference and will maintain no preemptive rights to purchase either Series A or Series B Preferred Stock or Common Stock.

Preferred Stock Amendment and Certificate of Preferences and Rights

         A copy of the Preferred Stock Amendment to be voted upon by the shareholders at the Meeting is attached hereto as Exhibit A. A copy of the Certificate of Preferences and Rights which the Board of Directors intends to adopt upon approval of the Preferred Stock Amendment by the shareholders is attached hereto as Exhibit B. The discussion herein is qualified in its entirety by, and should be read in conjunction with, the Preferred Stock Amendment and the Certificate of Preferences and Rights.

UNISSUED PREFERRED STOCK

         If the proposal is approved by the shareholders and 3,333,400 shares of newly authorized preferred stock are designated as Series B Preferred Stock and issued as described above, 6,666,600 shares of preferred stock will remain authorized and unissued. The Board of Directors is required to make any determination to issue additional shares of preferred stock based on its judgment as to the best interests of the shareholders and the Company. Although the Board of Directors has no present intention of doing so, it could issue shares of preferred stock (within the limits imposed by applicable laws and the rules of Nasdaq as described above) that could, depending on the circumstances, make more difficult or discourage an attempt to obtain control of the Company by means of a merger, tender offer, proxy contest or other means. When in the judgment of the Board of Directors such action would be in the best interest of the Company, such shares could be used to create voting or other impediments or to discourage persons seeking to gain control of the Company. Such shares could be privately placed with purchasers favorable to the Board of Directors in opposing such action. In addition, the Board of Directors could authorize holders of a class or series of preferred stock to vote either separately as a class or with the holders of the common stock on any merger, sale or exchange of assets by the Company or any other extraordinary corporate transaction. The existence of the preferred stock could have the effect of discouraging unsolicited takeover attempts. The issuance of new shares of preferred stock also could be used to dilute the stock ownership of a person or entity seeking to obtain control of the Company should the Board of Directors consider the action of such entity or person not to be in the best interests of the Company or its shareholders. Any such issuance could also have the effect of diluting the earnings per share, book value per share and/or voting power of the Common Stock.


                    PROPOSAL 2 - ISSUANCE OF UP TO 3,333,400
                       SHARES OF SERIES B PREFERRED STOCK

PRIVATE FINANCING

         The Company, on July 8, 1998, closed a private placement of $4,000,000 in aggregate principal amount of its convertible debentures ("Debentures").
Terms of the Debentures require that upon: (1) approval of the Company's shareholders of a sufficient number of additional shares of preferred stock, and
(2) the designation by the Company's Board of Directors of up to 3,333,400 shares of preferred stock as the Company's Series B Preferred Stock (as described below), the Debentures will automatically convert into units ("Unit(s)"), as hereafter defined, at the rate of $1.20 per Unit. Each Unit will consist of one share of Series B Preferred Stock convertible into one share of Common Stock and one warrant ("Warrant(s)") to purchase one share of Common Stock exercisable at $1.35 per share. The Company seeks shareholder approval for the issuance of up to 3,333,400 shares of Series B Preferred Stock pursuant to this private financing.

CURRENT REPORT ON FORM 8-K

         For additional information relative to the Company's private sale of the Debentures, please refer to the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on July 10, 1998.


                                 OTHER BUSINESS

         Management of the Company knows of no other business which will be presented for consideration at the Meeting. However, should any other matters be brought before the Meeting, it is the intention of the persons named in the accompanying proxy to vote at their discretion.


                             ADDITIONAL INFORMATION

         The Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 1997, the Company's Quarterly Reports on Form 10-QSB for the quarters ended March 31 and June 30, 1998, and the Company's current report on

Form 8-K filed with the Securities and Exchange Commission on July 10, 1998 are incorporated into this Proxy Statement by reference. These documents can be obtained by contacting Derma Sciences, Inc., 214 Carnegie Center, Suite 100, Princeton, New Jersey, 08540, telephone: (800) 825-4325.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" AMENDMENT TO THE ARTICLES OF INCORPORATION AUTHORIZING CREATION OF ADDITIONAL SHARES OF PREFERRED STOCK AND "FOR" ISSUANCE OF UP TO 3,333,400 SHARES OF SERIES B PREFERRED STOCK.

                                          By Order of the Board of Directors,

                                          EDWARD J. QUILTY
                                          Chairman

August 15, 1998

                                                                       EXHIBIT A

Entity Number_____________


                                           -------------------------------------
                                                Secretary of the Commonwealth

              ARTICLES OF AMENDMENT-DOMESTIC BUSINESS CORPORATION

     In compliance with the requirements of 15 Pa.C.S. Sec. 1915 (relating to articles of amendment), the undersigned business corporation, desiring to amend its Articles, hereby states that:

1.   The name of the corporation is: Derma Sciences, Inc.

2. The (a) address of this corporation's current registered office in this Commonwealth or (b) commercial registered office provider and the county of venue is (the Department is hereby authorized to correct the following address to conform to the records of the Deparment):

(a) 1065 Highway 315, Suite 403      Wilkes Barre    PA       18702      Luzerne
--------------------------------------------------------------------------------
  Number and Street                City            State      Zip        Country

(a)
--------------------------------------------------------------------------------
  Name of Commercial Registered Office Provider                   County

For a corporation represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation is located for venue and official publication purposes.

3. The statute by or under which it was incorporated is: 15 Pa.C.S. Section 101 et seq.

4.   The original date of its incorporation is: March 28, 1996

5.   (Check, and if appropriate complete, one of the following):

[X] The amendment shall be effective upon filing these Articles of Amendment in the Department of State.

[ ]  The amendment shall be effective on:

6.   (Check one of the following):

[X] The amendment was adopted by the shareholders pursuant to 15 Pa.C.S. Sec. 1914(a) and (b).

[ ] The amendment was adopted by the board of directors pursuant to 15 Pa.C.S. Section 1914(c).

7.   (Check, and if appropriate complete, one of the following):

[ ]  The amendment adopted by the corporation, set forth in full, is as follows:




[X] The amendment adopted by the corporation as set forth in full in Exhibit A, attached hereto and made a part hereof.

8.   (Check if the amendment restates the Articles):

[ ] The restates Articles of Incorporation supercede the original Articles and all amendments thereto.


     IN TESTIMONY WHEREOF, the undersigned corporation has caused these Articles of Amendment to be signed by a duly authorized officer thereof this _____ day of ____________, 19____.

                                   Derma Sciences, Inc.
                              -----------------------------------
                                  (Name of Corporation)


                              BY:________________________________
                                  (Signature)

                              TITLE:  Edward J. Quilty, Chairman

                              ARTICLES OF AMENDMENT

                                    EXHIBIT A

        Article 3 of the Articles of Incorporation of the corporation are amended in their entirety to read as follows:

        3. The classes and number of shares which the corporation shall have the authority to issue are:

                (a)     Common Stock. 15,000,000 shares of common stock.

                (b) Preferred Stock. 11,750,000 shares of preferred stock with such designations, voting rights, preferences, limitations and special rights as the board of directors may direct.

                                                                       EXHIBIT B


                   CERTIFICATE OF DESIGNATIONS, VOTING POWERS,

                             PREFERENCES AND RIGHTS

                                       OF

                          THE SERIES OF PREFERRED STOCK

                                       OF

                              DERMA SCIENCES, INC.

                                TO BE DESIGNATED

                      SERIES B CONVERTIBLE PREFERRED STOCK


        Pursuant to the Pennsylvania Business Corporation Law of 1988, I, Edward
J. Quilty, Chairman of the Board of Derma Sciences, Inc., a Pennsylvania corporation (the "Corporation"), hereby certify that the following is a true and correct copy of a resolution duly adopted by the Corporation's Board of Directors at a meeting held on September __, 1998, at which a quorum was present and acting throughout, and that said resolution has not been amended or rescinded and is in full force and effect at the date hereof:

        RESOLVED, that pursuant to the authority expressly granted and vested in the Board of Directors of the Corporation by the Corporation's Articles of Incorporation, as amended to date, the Board of Directors hereby creates a series of preferred stock of the Corporation, par value $.01 per share, to be designated "Series B Convertible Preferred Stock" (the "Series B Preferred Stock") and to consist of Three Million Three Hundred Thirty Three Thousand Four Hundred (3,333,400) shares, and hereby fixes the voting powers, designations, preferences and relative, participating, optional or other rights, and the qualifications, limitations or restrictions thereon, of the Series B Preferred Stock as follows:

1. Voting Rights. The holders of Series B Preferred Stock shall have the right to vote, together with the holders of all the outstanding shares of Common Stock and not by classes, except as otherwise required by Pennsylvania law, on all matters on which holders of Common Stock are entitled to vote. Each holder of shares of Series B Preferred Stock shall have the right to cast one vote for each share.

2. Liquidation or Dissolution. Subject to the prior rights of the Corporation's creditors and holders of securities senior to, or in parity with, the Series B Preferred Stock in respect of distributions upon liquidation, dissolution or winding-up of the Corporation, in the event of the voluntary or involuntary liquidation, dissolution or winding-up of the Corporation, the holders of Series B Preferred Stock shall be entitled to receive the purchase price per share (the "Liquidation Preference"), together with accrued and unpaid dividends payable thereon to the date fixed for payment of such distribution, if any, which shall be payable on a pro rata basis among holders of Preferred and Common Stock, all of which shall be paid in cash. If, upon any such liquidation, dissolution or winding-up of the Corporation, the assets distributable among the holders of Series B Preferred Stock (and any series of preferred stock ranking in parity with the Series B Preferred Stock in respect of distributions upon liquidation, dissolution or winding-up of the Corporation) shall be insufficient to permit the payment in full to such holders of the preferential amount payable to such holders determined as aforesaid, then the holders of Series B Preferred Stock will share ratably in any distribution of the Corporation's assets in proportion to the respective preferential amounts that would have been payable if such assets were sufficient to permit payment in full of all such amounts. For purposes of the foregoing, the Corporation's Series A Convertible Preferred Stock shall rank in parity with the Series B Preferred Stock. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of Series B Preferred Stock will not be entitled to any further participation in any distribution of assets by the Corporation. Under this Section 2, a distribution of assets in any dissolution, winding-up, liquidation or reorganization shall include (a) any consolidation or merger of the Corporation with or into any other corporation in which the Corporation is not the surviving corporation,
        (b) a sale or other disposition of all or substantially all of the Corporation's assets in consideration for cash and/or the issuance of equity securities of another corporation, or (c) a Change of Control of the Company. Under this Section 2, a distribution of assets in any dissolution, winding-up, liquidation or reorganization shall not include any dissolution, liquidation, winding-up or reorganization of the Corporation immediately followed by reincorporation of a successor corporation, provided that the dissolution, liquidation, winding-up or reorganization does not amend, alter, or change the preferences or rights of the Series B Preferred Stock or the qualifications, limitations or restrictions thereof in a manner that adversely affects the Series B Preferred Stock.

3.      Conversion Rights.

        (a) Conversion of Series B Preferred Stock. Each share of Series B Preferred Stock shall be convertible at the option of the holder thereof into one fully paid and non-assessable share of Common Stock, ("Conversion Share(s)") subject to the provisions set forth herein.

        (b) Mechanics of Conversion. The holder of any shares of Series B Preferred Stock may exercise the conversion right as to any part thereof by delivering to the Corporation during regular business hours, at the office of the Corporation at 214 Carnegie Center, Suite 100, Princeton, New Jersey 08540, a conversion notice in the form attached to the purchase agreement pursuant to which the Series B Preferred Stock is issued (the "Conversion Notice"). The Conversion Notice shall state that the holder elects to convert its share subject to applicable securities laws, (i) the name(s) in which the certificate(s) representing the Conversion Shares to which such holder is entitled are to be issued, and (ii) the telecopier number to which the Corporation shall telecopy its confirmation described below. Notice given by telecopier to telecopier number (609) 452-0880, Attention:
                Edward J. Quilty, shall be deemed notice for purposes of this paragraph and shall be deemed given when receipt is acknowledged by transmit confirmation report. Immediately upon receipt of any Conversion Notice, the Corporation shall, by telecopier, confirm receipt thereof at the telecopier number included thereon, which confirmation shall set forth the number of Conversion Shares to be issued by the Corporation as a result of such conversion. The Conversion Notice shall be deemed accepted by the Corporation provided the holder surrenders, or causes any agent for the holder to surrender, the certificate(s) for the Series B Preferred Stock to be converted, duly endorsed or assigned in blank or to the Corporation, at any location set forth above, within seven (7) business days after delivery of the Conversion Notice. Provided that the certificate(s) are delivered in accordance with the preceding sentence, the conversion shall be deemed to have been effected on the date of delivery of the Conversion Notice by telecopier, and such date is referred to herein as the "Conversion Date." Within three (3) business days of receipt by the Corporation of the certificate(s) representing the Series B Preferred Stock, the Corporation shall issue to such holder a certificate or certificates representing the number of full Conversion Shares which such holder is entitled to receive. Unless (i) such Conversion Shares have been held long enough to satisfy the holding period set forth in Rule 144(k) (or any successor provision) promulgated under the Securities Act, (ii) such shares become freely tradeable pursuant to another exemption under the Securities Act, or (iii) the converting holder purchased such shares pursuant to a current prospectus under an effective registration statement covering the purchase and sale of such shares, the certificate(s) representing the Conversion Shares will bear the following legend:

                        THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE SHARES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF EITHER AN EFFECTIVE REGISTRATION STATEMENT FOR THESE SHARES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR AN OPINION OF COUNSEL THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT. THESE SHARES ARE SUBJECT TO CERTAIN REGISTRATION RIGHTS AS SET FORTH IN A REGISTRATION RIGHTS AGREEMENT, A COPY OF WHICH MAY BE OBTAINED FROM THE CORPORATION.

                If the Registration Statement as hereinafter defined shall have been declared effective by the Securities and Exchange Commission, the certificate(s) evidencing the Conversion Shares will bear the following legend:

                        THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE SHARES MAY BE SOLD PURSUANT TO THE REGISTRATION STATEMENT PROVIDED THAT THE HOLDER COMPLIES WITH THE PROSPECTUS DELIVERY REQUIREMENTS UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND THE SALE IS IN COMPLIANCE WITH THE PLAN OF DISTRIBUTION AS SET FORTH IN THE PROSPECTUS. THESE SHARES ARE SUBJECT TO CERTAIN
                        REGISTRATION RIGHTS AS SET FORTH IN A REGISTRATION RIGHTS AGREEMENT, A COPY OF WHICH MAY BE OBTAINED FROM THE CORPORATION.

                The person in whose name the certificate(s) for the Conversion Shares are to be issued shall be deemed to have become a stockholder of record on the applicable Conversion Date unless the transfer books of the Corporation are closed on that date, in which event he or she shall be deemed to have become a stockholder of record on the next succeeding date on which the transfer books are open, but the Conversion Ratio shall be that in effect on the Conversion Date. Upon conversion of only a portion of the number of whole shares covered by a certificate representing shares of Series B Preferred Stock surrendered for conversion, the Corporation shall issue and deliver to or upon the written order of the holder of the certificate so surrendered for conversion, at the expense of the Corporation, a new certificate covering the number of shares of Series B Preferred Stock representing the unconverted portion of the certificate so surrendered, which new certificate shall entitle in all respects the holder thereof to the rights of Series B Preferred Stock represented thereby to the same extent as if the certificate theretofore covering such unconverted shares had not been surrendered for conversion.

        (c) Fractional Shares. No fractional shares of Common Stock or scrip shall be issued upon conversion of shares of Series B Preferred Stock. If more than one share of Series B Preferred Stock shall be surrendered for conversion at any one time by the same holder, the number of full shares of Common Stock issuable upon conversion thereof shall be computed on the basis of the aggregate number of shares of Series B Preferred Stock so surrendered. Instead of any fractional shares of Common Stock which would otherwise be issuable upon conversion of any shares of Series B Preferred Stock, the Corporation shall pay a cash adjustment in respect of such fractional interest in an amount determined on the basis of the then Current Market Price per share of Common Stock. Fractional interests shall not be entitled to dividends, and the holders thereof shall not be entitled to any rights as stockholders of the Corporation in respect of such fractional interests.

        (d) Adjustments to Conversion Ratio for Certain Events. The number of Conversion Shares underlying each Preferred Share (the "Conversion Ratio") shall be subject to adjustment from time to time as set forth in this subsection (d).

                (i) In case at any time, or from time to time, the Corporation shall: (A) take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or other distribution payable in shares of capital stock; (B) subdivide its outstanding shares of Common Stock into a larger number of shares;
                        (C) combine its outstanding shares of Common Stock into a smaller number of shares; or (D) issue by reclassification or recapitalization of its Common Stock any other class or series of shares of the Corporation (including any such reclassification or recapitalization in connection with a consolidation or merger in which the Corporation is the continuing corporation), the Conversion Ratio in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination, reclassification or recapitalization shall be proportionately adjusted so that the holder of any Series B Preferred Stock surrendered for conversion after such time shall be entitled to receive the aggregate number and kind of shares which, if such Series B Preferred Stock had been converted immediately prior to such time, such holder would have owned or have been entitled to receive. Such adjustment shall be made successively whenever any event listed above shall occur. In the event that such dividend or distribution is not so made, the Conversion Ratio shall again be adjusted to be the Conversion Ratio which would then be in effect if such record date has not been fixed.

                (ii) In case at any time, or from time to time, the Corporation shall (except as hereinafter provided) issue or sell any Additional Shares of Common Stock for a consideration per share of Common Stock less than the Current Market Price, then the Conversion Ratio shall, on the date specified below for determining the Current Market Price, be adjusted to that number determined by multiplying the Conversion Ratio in effect immediately prior to such adjustment by a fraction the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to the issuance of the Additional Shares of Common Stock (including shares deemed to have been issued pursuant to subsection
                        (d)(iii) below) plus the number of shares of Common Stock which the aggregate consideration for the total number of such Additional Shares of Common Stock so issued would purchase at the Current Market Price, and the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to the issuance of such Additional Shares of Common Stock plus the number of such Additional Shares of Common Stock so issued (including shares deemed to have been issued pursuant to subsection (d)(iii) below). For the purposes of this subsection (d)(ii), the date as of which the Current Market Price per share of Common Stock shall be computed shall be the earlier of (x) the date on which the Corporation shall enter into a legally binding contract for the issuance or sale of such Additional Shares of Common Stock or (y) the date of the actual issuance of such Additional Shares of Common Stock. The provisions of this subsection (d)(ii) shall not apply to any issuance of Additional Shares of Common Stock for which an adjustment is provided under subsection (d)(i) hereof. No adjustment shall be made under this subsection (d)(ii) upon the issuance of any Additional Shares of Common Stock which are issued pursuant to the exercise of any warrants or other subscription or purchase rights or pursuant to the exercise of any conversion or exchange rights in any Convertible Securities, if any such adjustment shall previously have been made upon the issuance of such warrants or other rights or upon the issuance of such Convertible Securities (or upon the issuance of any warrant or other rights therefor) pursuant to subsection (d)(iii) hereof. Adjustments shall be made successively whenever such an issuance of Additional Shares of Common Stock shall occur. In the event that such Additional Shares of Common Stock are not so issued or sold, the Conversion Ratio shall again be adjusted to be the Conversion Ratio which would then be in effect if such issuance had not occurred.

                (iii) In case at any time, or from time to time, the Corporation shall take a record of the holders of the Common Stock for the purpose of entitling them to receive a distribution of, or shall otherwise issue, any warrants or other rights to subscribe for or purchase any Additional Shares of Common Stock or any Convertible Securities and the consideration per share for which Additional Shares of Common Stock may at any time thereafter be issuable pursuant to such warrants or other rights or pursuant to the terms of such Convertible Securities shall be less than the Current Market Price, then the Conversion Ratio immediately thereafter shall be adjusted as provided in subsection
                        (d)(ii) hereof on the basis that (A) the maximum number of Additional Shares of Common Stock issuable pursuant to all such warrants or other rights or necessary to
                        effect  the   conversion   or   exchange   of  all  such
                        Convertible  Securities  shall be  deemed  to have  been
                        issued as of the date for the determination of the Current Market Price per share of Common Stock as hereinafter provided, and (B) the aggregate consideration for such maximum number of Additional Shares of Common Stock shall be deemed to be the minimum consideration received and receivable by the Corporation for the issuance of such Additional Shares of Common Stock pursuant to such warrants or other rights or pursuant to the terms of such Convertible Securities. For the purposes of this subsection (d)(iii), the date as of which the Current Market Price per share of Common Stock shall be computed shall be the earliest of (I) the date on which the Corporation shall take a record of the holders of its Common Stock for the purpose of entitling them to receive any such warrants or other rights,
                        (II) the date on which the Corporation shall enter into a legally binding contract for the issuance of such warrants or other rights or (III) the date of actual issuance of such warrants or other rights. Such reduction shall be made successively whenever such a record date is fixed. In the event that such rights or warrants are not so issued or (if issued) to the extent not exercised, the Conversion Ratio shall again be adjusted to be the Conversion Ratio, as the case may be, which would then be in effect if such record date had not been fixed or such unexercised rights or warrants had not been issued.

                (iv) In case at any time, or from time to time, the Corporation shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a distribution, by dividend or otherwise, of evidences of its indebtedness or assets (including securities, but excluding (x) any dividend or distribution referred to in subsection (d)(i) hereof and
                        (y) any dividend or distribution paid in cash out of funds legally available therefor of the Corporation), then in each such case the Conversion Ratio in effect after such record date shall be determined by multiplying the Conversion Ratio, in effect immediately prior to such record date by a fraction, of which the numerator shall be the total number of outstanding shares of Common Stock multiplied by the Current Market Price on such record date, less the fair market value (as determined by the Board of Directors of the Corporation, whose determination shall be conclusive) of the portion of the assets or evidences of indebtedness so to be distributed, and of which the denominator shall be the total number of outstanding shares of Common Stock multiplied by such Current Market Price. Such adjustment shall be made successively whenever such a record date is fixed. In the event that such distribution is not so made, the Conversion Ratio shall again be adjusted to be the Conversion Ratio which would then be in effect if such record date had not been fixed.

                (v) No adjustment in the Conversion Ratio shall be required unless such adjustment would require an increase or decrease of at least one percent (1%) in such Conversion Ratio; provided, however, that any adjustment which by reason of this subsection (d)(vi) is not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this subsection (d) shall be made to the nearest cent or to the nearest 1/100 of a share, as the case may be.

        (e) No Impairment. The Corporation will not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all the provisions of this Section 3 and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights of the holders of the Series B Preferred Stock against impairment.

        (f)     Notice Provisions.

                (i) Whenever the Conversion Ratio shall be adjusted pursuant to subsection (d) hereof, the Corporation shall forthwith obtain a certificate signed by the Corporation's chief financial officer, setting forth, in reasonable detail, the event requiring the adjustment and the method by which such adjustment was calculated (including a description of the basis on which the Corporation's independent public accountants determined the fair value of any evidences of indebtedness, shares of stock, other securities or property or assets or warrants or other subscription or purchase rights referred to in subsections (d)(ii) through (d)(v) hereof) and specifying the new Conversion Ratio and (if applicable) describing the amount and kind of common stock, securities, property or assets or cash which may be received upon conversion of the Series B Preferred Stock, after giving effect to such adjustment. The Corporation shall promptly cause a signed copy of such certificate to be delivered to each holder of Series B Preferred Stock.

                (ii) In case the Corporation shall propose (A) to pay any dividend payable in stock of any class to the holders of its Common Stock or to make any other distribution to the holders of its Common Stock, (B) to offer to the holders of its Common Stock rights to subscribe for or to purchase any Convertible Securities or Additional Shares of Common Stock or shares of stock of any class or any other securities, rights or options, (C) to effect any reclassification of its Common Stock (other than a reclassification involving only the subdivision or combination of outstanding shares of Common Stock),
                        (D) to effect any capital reorganization, (E) to effect any consolidation, merger or sale, transfer or other distribution of all or substantially all its property, assets or business, or (F) to effect the liquidation, dissolution or winding-up of the Corporation, then in each such case, the Corporation shall give to each holder of Series B Preferred Stock a notice of such proposed action, which shall specify the date on which a record is to be taken for the purposes of such stock dividend, distribution or rights, or the date on which such reclassification, reorganization, consolidation, merger, sale, transfer, disposition, liquidation, dissolution or winding-up is to take place and the date of participation therein by the holders of Common Stock, if any such date is to be fixed, and shall also set forth such facts with respect thereto as shall be reasonably necessary to indicate the effect of such action on the Common Stock and the Conversion Ratio after giving effect to any adjustment which will be required as a result of such action. Such notice shall be so given in the case of any action covered by (A) or
                        (B) above at least 20 days prior to the record date for determining holders of the Common Stock for purposes of such action and, in the case of any other such action, at least 20 days prior to the date of the taking of such proposed action or the date of participation therein by the holders of Common Stock, whichever shall be the earlier.

        (g) Treasury Stock. The sale or other disposition of any issued shares of Common Stock owned or held by or for the account of the Corporation shall be deemed an issuance thereof for purposes of subsection (d) hereof, but until so issued such shares shall not be deemed to be outstanding.

        (h) Computation of Consideration. To the extent that any Additional Shares of Common Stock or any Convertible Securities or any warrants or other rights to subscribe for or purchase any Additional Shares of Common Stock or any Convertible Securities shall be issued for a cash consideration, the consideration received by the Corporation therefor shall be deemed to be the amount of the cash received by the Corporation therefor, or, if such Additional Shares of Common Stock or Convertible Securities are offered by the Corporation for subscription, the subscription price, or, if such Additional Shares of Common Stock or Convertible Securities are sold to underwriters or dealers for public offering without a subscription offering, the initial public offering price, in any such case excluding any amounts paid or receivable for accrued interest or accrued dividends and without deduction of any compensation, discounts or expenses paid or incurred by the Corporation for and in the underwriting of, or otherwise in connection with, the issue thereof. To the extent that such issuance shall be for a consideration other than cash, then, except as herein otherwise expressly provided, the amount of such consideration shall be deemed to be the fair value of such consideration at the time of such issuance as determined by the Board of Directors of the Corporation. The consideration for any Additional Shares of Common Stock issuable pursuant to any warrants or other rights to subscribe for or purchase the same shall be the consideration received by the Corporation for issuing such warrants or other rights, plus the additional consideration payable to the Corporation upon the exercise of such warrants or other rights. The consideration for any Additional Shares of Common Stock issuable pursuant to the terms of any Convertible Securities shall be the consideration received by the Corporation for issuing any warrants or other rights to subscribe for or purchase such Convertible Securities, plus the consideration paid or payable to the Corporation in respect of the subscription for or purchase of such Convertible Securities, plus the additional consideration, if any, payable to the Corporation upon the exercise of the right of conversion or exchange in such Convertible Securities. In case of the issuance at any time of any Additional Shares of Common Stock or Convertible Securities in payment or satisfaction of any dividend upon any class of stock other than Common Stock or in payment of any debt, the Corporation shall be deemed to have received for such Additional Shares of Common Stock or Convertible Securities a consideration equal to the amount of such dividend or debt so paid or satisfied.

        (i)     Fractional  Interests.   In  computing  adjustments  under  this
                Section 3, fractional interests in Common Stock shall be taken into account to the nearest one-hundredth of a share.

        (j) Antidilution Provisions. No adjustment shall be made as a result of any increase in the number of Additional Shares of Common Stock issuable or any decrease in the consideration payable upon any issuance of Additional Shares of Common Stock, pursuant to any provisions intended solely to avoid dilution contained in any warrants, rights or Convertible Securities.

        (k)     When Adjustment Not Required.

                (i) If the Corporation shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or distribution or subscription or purchase rights and shall, thereafter and before the distribution to stockholders thereof, legally abandon its plan to pay or deliver such dividend, distribution, subscription or purchase rights, then thereafter no adjustment shall be required by reason of the taking of such record and any such adjustment previously made in respect thereof shall be rescinded and annulled.

                (ii) If the Corporation declares or makes any dividend or distribution with respect to Common Stock, other than regular cash dividends or dividends payable solely in shares of Common Stock, and each holder of Series B Preferred Stock concurrently receives dividends or distributions equal in amount and in the same kind of property (whether cash, securities or other property) as such holder would be entitled to receive if all of the outstanding Series B Preferred Stock were converted into Common Stock as of the record date of such dividend or distribution with respect to Common Stock, then thereafter no adjustment shall be required with respect to such dividend or distribution.

        (l) Other Action Affecting Common Stock. If a state of facts shall occur which, without being specifically controlled by the other provisions of this Section 3, would not fairly protect the conversion rights of the Series B Preferred Stock in accordance with the essential intent and principles of such provisions, then the Board of Directors of the Corporation shall in good faith make an adjustment in the application of such provisions, in accordance with such essential intent and principles, so as to protect such conversion rights.

        (m) Necessary Corporate Action. Before taking any action which would result in an adjustment in the Conversion Ratio, the Corporation shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

        (n) Taxes Upon Conversion. The Corporation shall pay all documentary, stamp or other transaction taxes attributable to the issuance or delivery of shares of Common Stock upon conversion of any shares of Series B Preferred Stock.

        (o) Reservation of Common Stock. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock solely for the purpose of effecting the conversion of shares of Series B Preferred Stock, the full number of whole shares of Common Stock then deliverable upon the conversion of all shares of Series B Preferred Stock at the time outstanding. All shares of Common Stock which shall be so issuable shall, when issued upon conversion of all or any portion of the Series B Preferred Stock, be duly and validly issued and fully paid and non-assessable and free from all taxes, liens and charges with respect to the issuance thereof. Upon conversion of Series B Preferred Stock, the shares of Series B Preferred Stock so converted shall have the status of authorized and unissued Preferred Stock, and the number of shares of Series B Preferred Stock which the Corporation shall have authority to issue shall be decreased by any such conversion.

        (p) Dividends Constitute Corporate Debt. All dividends accrued and unpaid on Series B Preferred Stock to and including the date of conversion, whether or not declared by the Board of Directors, shall constitute a debt of the Corporation payable without interest to the converting holders and shall be paid by the Corporation on the Conversion Date, in its option, either in cash or by the issuance of Dividend Shares as provided in
                Section 4 hereof.

4. No Preemptive Rights. No holder of Series B Preferred Stock shall have any preemptive or preferential right of subscription to any shares of stock of the Corporation, or to options, warrants or other interests therein or therefor, or to any obligations convertible into stock of the Corporation, issued or sold, or any right of subscription to any thereof other than such, if any, as the Board of Directors, in its discretion, from time to time may determine and at such price or prices as the Board of Directors from time to time may fix pursuant to the authority conferred by the Corporation's Certificate of Incorporation.

5. Certain Restrictions. So long as any Series B Preferred Stock is outstanding, the Corporation shall not, without the consent of holders of a majority of the outstanding shares of Series B Preferred Stock, (i) purchase, redeem or otherwise acquire any shares of any class of the Corporation's outstanding capital stock, (ii) issue any class or series of any class of capital stock which ranks prior to or pari passu with the Series B Preferred Stock with respect to dividend rights or rights on liquidation, winding-up or dissolution of the Corporation, (iii) amend, alter or change the preferences or rights of any series or class of capital stock of the Corporation (including the Series B Preferred Stock) or the qualifications, limitations or restrictions thereof if such amendment, alteration or change adversely affects the Series B Preferred Stock, (iv) increase the authorized number of shares of Series B Preferred Stock, (v) take any action which results in the liquidation, acquisition, merger or sale of the Company or all or substantially all of its assets, (vi) take any action which results in a change in the principal business of the Company, or (vii) take any action which results in the repurchase of equity securities, other than the repurchase of equity securities from Company employees.

6.      Definitions.

        (a) "Additional Shares of Common Stock" shall mean all shares of Common Stock issued by the Corporation after June 10, 1998, except Common Stock which may be issued pursuant to: (i) the conversion of the Series B Preferred Stock; (ii) the exercise by the holders thereof of the Corporation's common stock purchase warrants (the "Warrants"); (iii) the exercise by the holders thereof of any options which may be granted pursuant to the
                Corporation's Stock Option Plan; (iv) the exercise by the holders thereof of any currently issued options; and (v) the exercise by employees of the Corporation or any of its subsidiaries of options granted pursuant to any stock option plan which may hereafter be adopted by the Corporation where the exercise price of such options is not less than the fair market value of a share of Common Stock on the date of grant thereof.

        (b) "Change in Control" shall mean a merger or consolidation of the Corporation with any other corporation, other than a merger or consolidation which would result in the voting securities of the Corporation outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least fifty percent (50%) of the total of the voting power represented by the voting securities of the Corporation or such surviving entity outstanding immediately after such merger or consolidation or, except as provided under Section 2 hereof, the closing of a sale or disposition by the Corporation of all or substantially all of the Corporation's assets (other than to a subsidiary or subsidiaries of the Corporation).

        (c) "Common Stock" shall mean the shares of common stock of the Corporation, par value $.01 per share, and any stock into which such Common Stock may hereinafter be changed.

        (d)     "Conversion  Date" shall have the meaning  such term is given in
                Section 3(b) hereof.

        (e)     "Conversion Notice" shall have the meaning such term is given in
                Section 3(b) hereof.

        (f)     "Conversion  Ratio" shall have the meaning such term is given in
                Section 3(d) hereof.

        (g)     "Conversion Shares" shall have the meaning such term is given in
                Section 3(a) hereof.

        (h) "Convertible Securities" shall mean evidences of indebtedness, shares of stock or other securities which are convertible into or exercisable or exchangeable for, with or without payment of additional consideration in cash or property, for Additional Shares of Common Stock, either immediately or upon the arrival of a specified date or the happening of a specified event.

        (i) "Current Market Price" per share of Common Stock at any date herein specified shall mean the average of the daily market prices for 5 consecutive Trading Days ending on the last trading day prior to such date, except that for purposes of Section 3(c) hereof, the "Current Market Price" per share of Common Stock shall mean the market prices on the Trading Day therein specified. The market price for each such Trading Day shall be
                (i) if the Common Stock is quoted on the Nasdaq National Market or Nasdaq Small Cap Market, the reported last sales price, or

                (ii) if the Common Stock is listed or admitted to trading on a national securities exchange, the last reported sales prices regular way, or (iii) if the Common Stock is quoted on the NASD OTC Bulletin Board, the average of the closing bid and asked prices regular way, or (iv) if the Common Stock is not so quoted, as reasonably determined by the Board of Directors of the Corporation.

        (j) "Liquidation Preference" shall have the meaning such term is given in Section 2 hereof.

        (k) "Person" shall mean any individual, corporation, association, company, business trust, partnership, joint venture, joint-stock company, trust, unincorporated organization or association or government or any agency or political subdivision thereof.

        (l) "Securities Act" shall mean the Securities Act of 1933, as amended.

        (m)     "Trading  Day" shall mean any day on which  trading  takes place
                (a) in the over-the-counter-market and prices reflecting such trading are published by the National Association of Securities Dealers Automated Quotation System or (b) if the Common Stock is then listed or admitted to trading on a national securities exchange, on the principal national securities exchange on which the Common Stock is then listed or admitted to trading.

        IN WITNESS WHEREOF, the undersigned has executed this Certificate this __ day of September, 1998.

                                               DERMA SCIENCES, INC.



                                               By:________________________
                                                    Edward J. Quilty
                                                    Chairman

ATTEST:



By:___________________________________
     Stephen T. Wills, CPA, MST
     Vice President, Chief Financial Officer
          and Secretary

                              DERMA SCIENCES, INC.
               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
         Special Meeting of Shareholders to be held on September 9, 1998

The undersigned hereby constitutes and appoints Edward J. Quilty as proxy of the undersigned to vote all of the shares of Derma Sciences, Inc. that the undersigned may be entitled to vote at the Special Meeting of Shareholders of Derma Sciences, Inc. to be held at the offices of Derma Sciences, Inc., 214 Carnegie Center, Suite 100, Princeton, New Jersey, 08540, on September 9, 1998 at 10:30 a.m., and any adjournments thereof. This proxy shall be voted on the proposals described in the Proxy Statement as specified below.

The Board of Directors recommends a vote "FOR" the following:

1. AMENDMENT OF THE ARTICLES OF INCORPORATION TO AUTHORIZE ADDITIONAL SHARES OF PREFERRED STOCK.

             [_] FOR          [_] AGAINST         [_] ABSTAIN

2.      ISSUANCE OF UP TO  3,333,400  SHARES OF SERIES B  CONVERTIBLE  PREFERRED
        STOCK.

             [_] FOR          [_] AGAINST         [_] ABSTAIN

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE SHAREHOLDER(S) WHOSE SIGNATURE(S) APPEAR(S) ON THE REVERSE HEREOF. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1 AND 2. THIS PROXY ALSO DELEGATES DISCRETIONARY AUTHORITY TO VOTE WITH RESPECT TO ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

                               (See reverse side)

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF THE MEETING AND THE PROXY STATEMENT. The undersigned also hereby ratifies all that the proxy named herein may do by virtue hereof and hereby confirms that this proxy shall be valid and may be voted regardless of whether the undersigned's name is signed as set forth below or a seal is affixed or the description, authority or capacity of the person signing is given or other defect of signature exists.


                                           _____________________________________
                                             Signature of Shareholder


                                           _____________________________________
                                              Signature of Co-Owner


                        Dated: ___________________, 1998

                        PLEASE MARK, DATE AND SIGN THIS PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. Please sign this proxy exactly as your name appears in the address at left. If shares are registered in more than one name, all owners should sign. If you are signing in a fiduciary or representative capacity, such as attorney-in-fact, executor, administrator, trustee or guardian, please give full title and attach evidence of authority. Corporations, please sign with full corporate name by a duly authorized officer or officers and affix the corporate seal. If a partnership, please sign in partnership name by an authorized person.

                        I/WE PLAN TO I/WE PLAN TO ATTEND THE MEETING [_]